Exhibit 10.11.2

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				J	1	7
2. AMENDMENT/MODIFICATION NO. P00001		3. EFFECTIVE DATE 14-Feb-2019	4. REQUISITION/ PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY	CODE	N68335	7. ADMINISTERED BY (If other than item 6)	CODE	S0512A
NAVAL AIR WARFARE CTR AIRCRAFT DIVISION- CONTRACTS ATTN 2.5.2.6.2 HWY547 BLDG 120-207 LAKEHURST NJ 08733-5082			DCMA LOS ANGELES 6230 VAN NUYS BLVD. VAN NUYS CA 91401 SCD: C
8. NAME AND ADDRESS OF CONTRACT OR (No., Street, County, State and Zip Code) TRANSPHORM, INC. PRIMIT PARIKH 75 CASTILIAN DR STE 100 GOLETA CA 93117-3212				9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT /ORDER NO. N6833519C0107
			X	10B. DATED (SEE ITEM 13) 13-Dec-2018
CODE 4R2L6		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer                         ☐ is extended,          ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE P LACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X		D. OTHER (Specify type of modification and authority) FAR 43.103(a)(3), Mutual Agreement of the Parties
E. IMPORTANT: Contractor ☐ is not , ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT /MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:     spannls194754
SEE SUMMARY OF CHANGES

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print ) Primit Parikh, Co-founder and COO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print ) CHARLES J. GILL / CONTRACT SPECIALIST TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ Primit Parikh _____________________________________________ (Signature of person authorized to sign)		15C. DATE SIGNED 2/11/2019	16B. UNITED STATES OF AMERICA BY /s/ Charles Gill (Signature of Contracting Officer)		16C. DATE SIGNED 14-Feb-2019

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (REV. 10-830) Prescribed by GSA FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00001
Contracts POC:
Naval Air Warfare Center – Aircraft Division – DoDAAC: N68335
LeAnn Spann
Phone: [***]
E-mail:  [***]
Procuring Contracting Officer
Naval Air Warfare Center – Aircraft Division – DoDAAC: N68335
Charlie Gill
Phone: [***]
E-mail:  [***]
Government/Technical POC:
Office of Naval Research – DoDAAC: N00014
Paul Maki
Phone: [***]
E-mail: [***]
Contractor POC:
Primit Parikh
Phone: [***]
E-mail: pparikh@transphormusa.com
Contractor POC:
Lisa Standring
Phone: [***]
E-mail: lstandring@transphormusa.com
The purpose of this modification is to:

1.	Incrementally fund CLIN 0001 of contract N68335-19-C-0107 pursuant to FAR 52.232-22 “Limitation of Funds” by a total of $900,000 per PR 1300715447-0002;
2.    Change the status of CLIN 0004 to “Option”;
3.    Revise Clause 252.232-7006; and,
4.    Add Clause 5252.247-9505 to Section F.
This modification acts as a complete equitable adjustment for the changes described herein. The Contractor hereby releases the Government from any and all liability for further equitable adjustments arising from these changes.
All other terms and conditions remain unchanged.

SECTION B - SUPPLIES OR SERVICES AND PRICES
CLIN 0004
The option status has changed from No Status to Option.
SUBCLIN 000102 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102					$0.00
	Funding for CLIN0001 CPFF Funding for CLIN0001 PURCHASE REQUEST NUMBER: 1300715447-0002
				ESTIMATED COST	$0.00
				FIXED FEE	$0.00
					$0.00

				TOTAL EST COST + FEE	$900,000.00
	ACRN AB
	CIN: 130071544700002
SECTION E - INSPECTION AND ACCEPTANCE
The following Acceptance/Inspection Schedule was added for SUBCLIN 000102:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A
SECTION F - DELIVERIES OR PERFORMANCE
The following have been added by full text:
5252.247-9505   TECHNICAL DATA AND INFORMATION (NAVAIR)(FEB 1995)
Technical Data and Information shall be delivered in accordance with the requirements of the Contract Data
Requirements List, DD Form 1423, Exhibit A, attached hereto, and the following:
(a) The contractor shall concurrently deliver technical data and information per DD Form 1423, Blocks 12 and 13 (date of first/subsequent submission) to all activities listed in Block 14 of the DD Form 1423 (distribution and addresses) for each item. Complete addresses for the abbreviations in Block 14 are shown in paragraph (g) below. Additionally, the technical data shall be delivered to the following cognizant codes, who are listed in Block 6 of the DD Form 1423.
(1) PCO, Code  2.5.2.6.2.
(2) ACO, Code  N/A.
(b) Partial delivery of data is not acceptable unless specifically authorized on the DD Form 1423, or unless approved in writing by the PCO.
(c) The Government review period provided on the DD Form 1423 for each item commences upon receipt of all required data by the technical activity designated in Block 6.
(d) A copy of all other correspondence addressed to the Contracting Officer relating to data item requirements (i.e., status of delivery) shall also be provided to the codes reflected above and the technical activity responsible for the data item per Block 6, if not one of the activities listed above.
(e) The PCO reserves the right to issue unilateral modifications to change the destination codes and addresses for all technical data and information at no additional cost to the Government.
(f) Unless otherwise specified in writing, rejected data items shall be resubmitted within thirty (30) days after receipt of notice of rejection.

(g) DD Form 1423, Block 14 Mailing Addresses: See CDRL Distribution List
SECTION G - CONTRACT ADMINISTRATION DATA
Accounting and Appropriation
Summary for the Payment Office
As a result of this modification, the total funded amount for this document was increased by $900,000.00 from $706,000.00 to $1,606,000.00.
SUBCLIN 000102:
Funding on SUBCLIN 000102 is initiated as follows:
ACRN: AB
CIN: [***]
Acctng Data: [***]
Increase: $900,000.00
Total: $900,000.00
Cost Code: [***]
The following have been modified:
252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)
(a) Definitions. As used in this clause--
Department of Defense Activity Address Code (DoDAAC) is a six position code that uniquely identifies a unit, activity, or organization.
Document type means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
Local processing office (LPO) is the office responsible for payment certification when payment certification is done external to the entitlement system.
(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(c) WAWF access. To access WAWF, the Contractor shall--
(1) Have a designated electronic business point of contact in the System for Award Management at
https://www.acquisition.gov; and
(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.
(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.
(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:
(1) Document type. The Contractor shall use the following document type(s).
COST VOUCHER
(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.
I/A DESTINATION
(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.
Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	[***]
Issue By DoDAAC	[***]
Admin DoDAAC	[***]
Inspect By DoDAAC	[***]
Ship To Code	[***]
Ship From Code	—
Mark For Code	—
Service Approver (DoDAAC)	—
Service Acceptor (DoDAAC)	—
Accept at Other DoDAAC	—
LPO DoDAAC	—
DCAA Auditor DoDAAC	[***]
Other DoDAAC(s)	—
(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.
(5) WAWF email notifications. The Contractor shall enter the email address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system. [***]
(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.
For Navy WAWF questions, call DFAS Customer Care [***].
(2) For technical WAWF help, contact the WAWF helpdesk at [***].
(End of clause)
5252.232-9524   ALLOTMENT OF FUNDS (NAVAIR)(OCT 2005)
(a) This contract is incrementally funded with respect to both cost and fee.

(b) The amounts presently available and allotted to this contract for payment of fee, as provided in the Section I clause of this contract entitled “FIXED FEE”, are as follows:

ITEM(S)	ALLOTTED TO FIXED FEE
CLIN 0001	$74,537
(c) The amounts presently available and allotted to this contract for payment of cost, subject to the Section I “LIMITATION OF FUNDS” clause, the items covered thereby and the period of performance which it is estimated the allotted amount will cover are as follows:

PERIOD OF
ITEM(S)	ALLOTTED TO COST	PERFORMANCE
CLIN 0001	$1,531,463	Approximately 21.9 months
(d) The parties contemplate that the Government will allot additional amounts to this contract from time to time by unilateral contract modification, and any such modification shall state separately the amounts allotted for cost and for fee, the items covered thereby, and the period of performance the amounts are expected to cover.
SECTION H - SPECIAL CONTRACT REQUIREMENTS
The following have been added by full text:
P00001 SPECIAL REQUIREMENTS
Paragraph H.2 has changed from:
H.2 Limitation of Liability - Incremental Funding
This contract is incrementally funded and the amount currently available for payment thereunder is limited to $706,000 which includes 5.0% of fixed fee applied to total costs excluding equipment. Subject to the provisions of the clause entitled Limitation of Funds, 52.232-22 of the general provisions of this contract, no legal liability on the part of the Government for payment in excess of $706,000 shall arise unless additional funds are made available and are incorporated as a modification to this contract. The amount available is estimated to cover the period of performance through approximately 9.6 months.
To:
H.2 Limitation of Liability - Incremental Funding
This contract is incrementally funded and the amount currently available for payment thereunder is limited to $1,606,000 which includes 5.0% of fixed fee applied to total costs excluding equipment. Subject to the provisions of the clause entitled Limitation of Funds, 52.232-22 of the general provisions of this contract, no legal liability on the part of the Government for payment in excess of $1,606,000 shall arise unless additional funds are made available and are incorporated as a modification to this contract. The amount available is estimated to cover the period of performance through approximately 21.9 months.
(End of Summary of Changes)